InvestEd Portfolios

Supplement dated November 4, 2019 to the

InvestEd Portfolios Statement of Additional Information

dated April 30, 2019

as supplemented August 21, 2019

The following replaces the third paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Specific Securities and Investment Practices — Loans and Other Direct Debt Instruments — Floating Interest Rate Loans” section on page 22:

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Portfolio or the financial instruments in which a Portfolio invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

The following replaces the last paragraph of the “Management of the Trust — Compensation” section on page 68:

Shares of a Portfolio may be purchased at NAV by current and former Trustees of the Trust (or former directors of any entity to which the Trust or a Portfolio is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and former employees of Waddell & Reed and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase shares of a Portfolio at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase shares of a Portfolio at NAV into new accounts that are established after October 31, 2019. See Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Shares for more information.

The following replaces the first and second paragraphs of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Shares” section on page 83:

Shares of a Portfolio may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and former employees of Waddell & Reed and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase shares of a Portfolio at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase shares of a Portfolio at NAV into new accounts that are established after October 31, 2019.

For this purpose, child includes stepchild, parent includes stepparent and an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Portfolio shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase shares of a Portfolio at NAV whether or not the custodian himself is an eligible purchaser.

Effective immediately, the words “If you qualify” are deleted from the first paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for InvestEd Shareholders” section on page 84.

Effective immediately, the second full paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for InvestEd Shareholders” section on page 85 (as supplemented August 21, 2019) is deleted in its entirety.

Supplement	Statement of Additional Information	1